SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 8, 2008

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

(Former name or former address, if changed since last report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)	At the Registrant’s annual meeting of shareholders held April 8, 2008, the Registrant’s shareholders approved the adoption of The Bank of New York Mellon Corporation Long-Term Incentive Plan and The Bank of New York Mellon Corporation Executive Incentive Compensation Plan. The Plans are filed as exhibit 10.1 and exhibit 10.2 respectively hereto (incorporated by reference to Exhibit E and Exhibit G respectively to the Registrant’s Proxy Statement dated March 14, 2008 filed with the Securities and Exchange Commission) and the terms of such Plans and the descriptions of such Plans included in such Proxy Statement are incorporated in this Item 1.01 by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description
10.1	The Bank of New York Mellon Corporation Long-Term Incentive Plan

10.2	The Bank of New York Mellon Corporation Executive Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 14, 2008	By:	/s/ Arlie R. Nogay
	Name:	Arlie R. Nogay
	Title:	Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
10.1	The Bank of New York Mellon Corporation Long-Term Incentive Plan	Previously filed as Exhibit E to Proxy Statement dated March 14, 2008 and incorporated herein by reference.

10.2	The Bank of New York Mellon Corporation Executive Incentive Compensation Plan	Previously filed as Exhibit G to Proxy Statement dated March 14, 2008 and incorporated herein by reference.